Debt and Allocated Portion of Dean Foods' Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt and Allocated Portion of Dean Foods' Debt
Debt and Allocated Portion of Dean Foods’ Debt

	December 31,
	2013			2012
	Amount outstanding	Interest rate		Amount outstanding	Interest rate
	(In thousands, except percentages)
Senior secured credit facilities	$662,650	1.76%	*	$780,550	2.20%	*
Less current portion	(15,000)			(15,000)
Total long-term debt	$647,650			$765,550
___________________________

*	Represents a weighted average rate, including applicable interest rate margins, for the senior secured revolving credit facility, Term Loan A-1, and Term Loan A-2.

Senior Secured Credit Facilities
On October 12, 2012, we entered into a credit agreement, among us, the subsidiary guarantors listed therein, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, and the other lenders party thereto. The Credit Agreement governs our senior secured credit facilities, consisting of a five-year revolving credit facility in a principal amount of $850 million, an original five-years $250 million term loan A-1, and an original seven-year $250 million term loan A-2. We capitalized $12.4 million of deferred financing fees, which are being amortized over the term of the respective credit or term loan facility. Deferred financing fees are included in identifiable intangible and other assets in our consolidated balance sheets.
The senior secured credit facilities are secured by security interests and liens on substantially all of our assets and the assets of our domestic subsidiaries. The senior secured credit facilities are guaranteed by our material domestic subsidiaries. Borrowings under our senior secured credit facilities currently bear interest at a rate of LIBOR plus 1.50% per annum or, in the case of the $250 million term loan A-2 facility, LIBOR plus 1.75% per annum. As of December 31, 2013, we were in compliance with all debt covenants.
As of December 31, 2013, we had outstanding borrowings of $662.7 million under our $1.35 billion senior secured credit facilities, of which $485.0 million consists of term loan borrowings and $177.7 million consists of borrowing under the $850 million revolving portion of our senior secured credit facilities. Our outstanding line of credit balance was $4.8 million. We had additional borrowing capacity of $667.5 million under our senior secured credit facilities, which amount will vary over time depending on our financial covenants and operating performance.
The scheduled maturities of long-term debt at December 31, 2013, were as follows (in thousands):

	Total	Term Loan A-1	Term Loan A-2	Revolving Credit Facility
2014	$15,000	$12,500	$2,500	$—
2015	21,250	18,750	2,500	—
2016	21,250	18,750	2,500	—
2017	190,000	187,500	2,500	—
2018	180,150	—	2,500	177,650
Thereafter	235,000	—	235,000	—
Total outstanding debt	$662,650	$237,500	$247,500	$177,650

In conjunction with the January 2, 2014 acquisition of Earthbound Farm, see Note 20 “Subsequent Events”, under the terms of the Credit Agreement, we entered into an Incremental Term Loan Agreement to establish a new incremental seven-year term loan A-3 facility in an aggregate principal amount of $500.0 million (the “Incremental Term Loan Agreement”) that currently bear interest at a rate of LIBOR plus 2.00% per annum. We capitalized $3.3 million of deferred financing fees, which are being amortized over the term of the term loan facility. Deferred financing fees are included in identifiable intangible and other assets in our consolidated balance sheets. We also amended the Credit Agreement on January 2, 2014, in order to, among other things, reset an accordion feature that allows for our senior secured credit facilities to be increased by up to $500 million and increase the limit of swing line loans to $85 million.
As of January 2, 2014, the terms of the senior secured credit facilities include the following:

•	allows up to $75 million of letters of credit and up to $85 million of swing line loans under the revolving credit facility;

•	maturity on October 31, 2017 for the term loan A-1 and revolving credit facility, October 31, 2019 for the term loan A-2 facility and January 2, 2021 for the term loan A-3;

•
required amortization repayment in quarterly installments of the following amounts on the $250 million term loan A-1 facility: $12.5 million in 2014, $18.75 million in 2015 and 2016, and $25.0 million in 2017 with the balance at maturity, in the case of the $250 million term loan A-2 facility, $2.5 million in 2014 through 2019 with the balance at maturity, and in the case of the $500 million term loan A-3 facility, $5.0 million in 2014 through 2020 with the balance at maturity;

•	an accordion feature allowing, under certain circumstances, the maximum principal amount of the senior secured credit facilities to be increased by up to $500 million, subject to lender commitments;

•	mandatory prepayments in the event of certain asset sales and receipt of insurance proceeds;

•	customary representations and warranties that are made upon each borrowing under the senior secured credit facilities;

•
customary affirmative and negative covenants for agreements of this type, including delivery of financial and other information, compliance with laws, further assurances, and limitations with respect to indebtedness, liens, fundamental changes, restrictive agreements, dispositions of assets, acquisitions and other investments, sale leaseback transactions, conduct of business, transactions with affiliates, and restricted payments; and

•
financial covenants pertaining to (a) a maximum consolidated net leverage ratio initially set at 4.25 to 1.00 and stepping down to 4.00 to 1.00 beginning March 31, 2014 and then to 3.75 to 1.00 beginning March 31, 2015 and thereafter (subject to our right to increase such ratio by 0.50 to 1.00, but not to exceed 4.50 to 1.00, for the next four fiscal quarters following any permitted acquisition for which the purchase consideration equals or exceeds $50 million and results in a pro forma net leverage ratio that is within 0.25 to 1.00 of the covenant then in effect) and (b) a minimum consolidated interest coverage ratio set at 3.00 to 1.00.

The acquisition of Earthbound Farm was partially funded by approximately $615 million in new borrowings under the senior secured credit facilities, including the $500 million incremental term loan A-3 facility. The incremental term loan agreement increases the amount of our senior secured credit facilities commitments to a current aggregate of $1.84 billion. After giving effect to the acquisition, the outstanding principal amount of borrowings under the senior secured credit facilities is approximately $1.28 billion. The scheduled maturities of long-term debt at January 31, 2014, were as follows (in thousands):

	Total	Term Loan A-1	Term Loan A-2	Term Loan A-3	Revolving Credit Facility
2014	$20,000	$12,500	$2,500	$5,000	$—
2015	26,250	18,750	2,500	5,000	—
2016	26,250	18,750	2,500	5,000	—
2017	195,000	187,500	2,500	5,000	—
2018	299,490	—	2,500	5,000	291,990
Thereafter	710,000	—	235,000	475,000	—
Total outstanding debt	$1,276,990	$237,500	$247,500	$500,000	$291,990

Receivables-Backed Facility
In 2004, we began participating in Dean Foods’ receivables-backed facility. We sold certain of our accounts receivable to a wholly-owned entity that is intended to be bankruptcy-remote. The entity transferred the receivables to third-party asset-backed commercial paper conduits sponsored by major financial institutions. The securitization was treated as borrowing for accounting purposes. We were the beneficiary and obligor for all borrowings and repayments under our portion of the Dean Foods facility.
During 2012, we borrowed $150.7 million and subsequently repaid $166.7 million under the facility. In connection with our initial public offering, effective September 1, 2012, we are no longer a participant in the Dean Foods receivables securitization program. Receivables sold by us to the entity on or prior to August 31, 2012 will continue to be collected by Dean Foods; however, any receivables generated by us subsequent to September 1, 2012 were not sold into the receivables securitization program.
Alpro Revolving Credit Facility
In 2011 and 2012, Alpro maintained a revolving credit facility not to exceed €1 million ($1.4 million) (or its currency equivalent). On December 9, 2013, we increased the facility to an amount not to exceed €10 million ($13.7 million) (or its currency equivalent). The facility is unsecured and is guaranteed by various Alpro subsidiaries. The subsidiary revolving credit facility is available for working capital and other general corporate purposes of Alpro and for the issuance of up to €10 million ($13.7 million) (or its currency equivalent) letters of credit. At December 31, 2013 and December 31, 2012, there were no outstanding borrowings under this facility. Principal payments, if any, are due under the subsidiary revolving credit facility upon maturity on December 9, 2014.
Allocated Portion of Dean Foods’ Debt (Senior Secured Credit Facility)
On July 2, 2009, we were allocated $440.3 million from the Dean Foods senior secured credit facility to fund our acquisition of Alpro. Prior to completion of our initial public offering, interest expense had been allocated based on the historical interest rates of the Dean Foods senior secured credit facility and totaled $9.9 million, and $13.2 million in 2012 and 2011, respectively. Debt issuance costs were allocated in the same proportion as debt and recorded as a non-current asset included in our consolidated balance sheets. Upon completion of our initial public offering, the principal balances associated with this allocated portion of the Dean Foods senior secured credit facility were settled as a contribution to our capital from Dean Foods. Our guarantee of Dean Foods’ senior secured credit facility also terminated upon completion of our initial public offering. See Note 18 “Related Party Transactions — Guarantees.”